UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2004

ORIENTAL FINANCIAL GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Commonwealth of Puerto Rico	001-12647	66-0538893

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Professional Offices Park 998 San Roberto Street San Juan, Puerto Rico		00926

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:     (787) 771-6800

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description of Document

99	Press Release dated February 9, 2004

Item 9.	Regulation FD Disclosure.

      The results of operations and financial condition of Oriental Financial Group Inc. (the “Company”) for the quarter ended December 31, 2003 are being provided under Item 12 of this report.

Item 12.	Results of Operations and Financial Condition.

      On February 9, 2004, the Company released its financial results for the quarter ended December 31, 2003. A copy of the Company’s press release is attached as an exhibit to this report.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIENTAL FINANCIAL GROUP INC.

Date:	February 10, 2004	By:	/s/ Norberto González
Norberto González Executive Vice President and Acting Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Document

99	Press Release dated February 9, 2004